SUPPLEMENT DATED OCTOBER 10, 2024

TO THE FOLLOWING PROSPECTUSES

AND UPDATING SUMMARY PROSPECTUSES

DATED MAY 1, 2024

New York Life Premium Plus Variable Annuity	New York Life Premium Plus II Variable Annuity

INVESTING IN THE FOLLOWING SEPARATE ACCOUNTS

NYLIAC Variable Annuity Separate Account-III

This supplement amends the prospectuses (each a “Prospectus,” and together, the “Prospectuses”) for the New York Life variable annuity policies listed above that are issued by New York Life Insurance and Annuity Corporation (“NYLIAC”). This supplement describes changes to the investment options available under such policies. You should read this information carefully and retain this supplement for future reference together with the Prospectus for your policy. This supplement is not valid unless it is read in conjunction with the Prospectus for your policy. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.

HARD CLOSE AND LIQUIDATION OF THE MORGAN STANLEY PORTFOLIO

The Morgan Stanley VIF U.S. Real Estate Portfolio – Class II (“Morgan Stanley Portfolio”) has announced the closure of the Morgan Stanley Portfolio at the close of business on or about December 4, 2024 (the “Hard Close Date”) and a liquidation of the Morgan Stanley Portfolio on or about December 6, 2024 (the “Liquidation Date”).

As of the Hard Close Date, no new premiums or new transfers will be accepted into the Investment Division that invests in the Morgan Stanley Portfolio.

SUBSTITUTION OF MORGAN STANLEY PORTFOLIO FOR REPLACEMENT PORTFOLIO

On the Liquidation Date, if any policyowners have not transferred their remaining Accumulation Value out of the Investment Division that invests in the Morgan Stanley Portfolio as of such date, we will transfer the Accumulation Value allocated to the Morgan Stanley Portfolio into the Investment Division that invests in the Principal VC Real Estate Securities Account – Class 2 (the “Replacement Portfolio”). All expenses incurred in connection with the substitution will be paid by either NYLIAC or an affiliate. You will not incur any fees, charges or any tax liability because of the substitution.